                                                                    EXHIBIT 10.4

                       SIXTH AMENDMENT TO MASTER AMENDMENT
                         TO LOAN DOCUMENTS AND AGREEMENT

      THIS SIXTH AMENDMENT TO MASTER AMENDMENT TO LOAN DOCUMENTS AND AGREEMENT is made and entered into by and between AMSOUTH BANK, successor in interest by merger to First American National Bank (hereinafter referred to as "AmSouth" or as "First American"), ADVOCAT INC., a Delaware corporation (herein referred to as "Advocat"), DIVERSICARE MANAGEMENT SERVICES CO., a Tennessee corporation and wholly-owned subsidiary of Advocat ("DMS"), ADVOCAT FINANCE, INC., a Delaware corporation and wholly-owned subsidiary of DMS ("AFI"), DIVERSICARE LEASING CORP., a Tennessee corporation and wholly-owned subsidiary of AFI ("DLC"), ADVOCAT ANCILLARY SERVICES, INC., a Tennessee corporation and wholly-owned subsidiary of DMS ("AAS"), DIVERSICARE GENERAL PARTNER, INC., a Texas corporation and wholly-owned subsidiary of DLC ("DGP"), FIRST AMERICAN HEALTH CARE, INC., an Alabama corporation and wholly-owned subsidiary of DLC ("FAHC"), DIVERSICARE LEASING CORP. OF ALABAMA, an Alabama corporation and wholly-owned subsidiary of DLC ("DLCA"), ADVOCAT DISTRIBUTION SERVICES, INC., a Tennessee corporation and wholly-owned subsidiary of DMS ("ADS"), DIVERSICARE ASSISTED LIVING SERVICES, INC., a Tennessee corporation and a wholly-owned subsidiary of AFI ("DALS"), DIVERSICARE ASSISTED LIVING SERVICES, NC, LLC, a Tennessee limited liability company formed by DMS and DALS ("DALS-NC"), DIVERSICARE ASSISTED LIVING SERVICES, NC I, LLC, a Delaware limited liability company ("DALS-NC I"), DIVERSICARE ASSISTED LIVING SERVICES, NC II, LLC, a Delaware limited liability company ("DALS-NC II") both of DALS-NC I and DALS-NC II being subsidiary entities of DALS-NC, STERLING HEALTH CARE MANAGEMENT, INC., a Kentucky corporation and wholly-owned subsidiary of DLC ("SHCM"), DIVERSICARE AFTON OAKS, LLC, a Delaware limited liability company ("DAO"), DIVERSICARE GOOD SAMARITAN, LLC, a Delaware limited liability company ("DGS"), DIVERSICARE PINEDALE, LLC, a Delaware limited liability company ("DP"), DIVERSICARE WINDSOR HOUSE, LLC, a Delaware limited liability company ("DWH"), DIVERSICARE HARTFORD, LLC, a Delaware limited liability company ("DH") each of DAO, DGS, DP, DWH, and DH being subsidiary entities of DLC (Advocat and all of its direct and indirect subsidiaries, as identified hereinabove, being sometimes referred to herein collectively as the "Debtors," whether in their capacity as a Borrower, Guarantor, Pledgor, Subsidiary or otherwise, as defined in the Loan Documents referred to below).

                              W I T N E S S E T H:

      WHEREAS, pursuant to the terms of Master Credit and Security Agreement dated as of December 27, 1996 (the Master Credit and Security Agreement, as amended as herein set forth, being herein called the "Master Credit and Security Agreement"), First American and GMAC Commercial Mortgage Corporation, a California corporation being one and the same as GMAC-CM Commercial Mortgage Corporation ("GMAC") agreed to provide to DMS the Credit Facility (as defined therein), to consist of a $10,000,000.00 line of credit for working capital to be funded by First American (the "Working Capital Line"), and a $40,000,000.00 non-revolving line of credit for acquisitions and refinancings of Projects, as defined in the Master Amendment, to be funded by GMAC, and Advocat and each then-existing direct and indirect subsidiary of Advocat agreed to and did execute a full and unconditional Guaranty and Suretyship Agreement of all indebtedness incurred by DMS thereunder (each party so executing a Guaranty and Suretyship Agreement, together with the parties thereafter executing a Guaranty and Suretyship Agreement, as hereinafter set forth, are herein sometimes called a "Guarantor" or collectively "Guarantors", and the Guaranty and Suretyship Agreements are herein sometimes called a "Guaranty and Suretyship Agreement" or collectively the "Guaranty and Suretyship Agreements"); and

      WHEREAS, the $3,720,640.00 loan made by GMAC to DLC on December 27, 1996 for the acquisition of Afton Oaks Nursing Home, as assumed by DAO pursuant to that Sixth Amendment to and Assumption of Promissory Note dated February 28, 2002 (the "DAO Loan"), is the only remaining outstanding acquisition or refinance GMAC loan on a Project, as defined in the Master Amendment; and

      WHEREAS, pursuant to the terms of Master Amendment to Loan Documents and Agreement executed on November 8, 2000 by AmSouth, certain Debtors then existing and GMAC and dated as of October 1, 2000 (the Master Amendment to Loan Documents and Agreement, executed by the parties on November 8, 2000 and dated as of October 1, 2000, as amended by that First Amendment to Master Amendment to Loan Documents and Agreement executed by the parties on November 28, 2000 and dated as of October 1, 2000, and as amended by that Second Amendment to Master Amendment to Loan Documents and Agreement executed by the parties to be effective as of December 15, 2002 (the "Second Amendment"), and as amended by that Third Amendment to Master Amendment to Loan Documents and Agreement executed by the Debtors and AmSouth to be effective as of July 11, 2003 (the "Third Amendment"), and as amended by that Fourth Amendment to Master Amendment to Loan Documents and Agreement executed by the Debtors and AmSouth to be effective as of April 16, 2004 (the "Fourth Amendment"), and as amended by that Fifth Amendment to Master Amendment and Loan Documents and Agreement executed by the Debtors and AmSouth to be effective as of October 29, 2004 (the "Fifth Amendment") and as further amended as herein set forth, being herein called the "Master Amendment"), AmSouth agreed to modify the Master Credit and Security Agreement, the Indebtedness and the Loan Documents ("Indebtedness" and "Loan Documents" being defined in the Master Amendment); and

      WHEREAS, pursuant to the terms of the Master Amendment, in order to renew the indebtedness defined as the "NC Bridge Loan," in the Master Amendment, DALS executed a Renewal Promissory Note dated October 1, 2000 in the amount of $9,412,383.87, which was further modified and extended by seven (7) separate amendments to the Modified Revolving Note executed by DALS and AmSouth on December ___ 2000, December 15, 2002, July 11, 2003, January 9, 2004, April 16,
2004, July 16, 2004, and October 29, 2004 (the Renewal Promissory Note and all amendments, modifications and extensions thereto are herein referred to collectively as the "NC Bridge Loan Note"); and

      WHEREAS, pursuant to the terms of the Master Amendment, in order to renew and replace the "Original Overline Note," as defined in the Master Amendment, DMS executed a Renewal Promissory Note (Overline Facility) dated October 1, 2000 in the amount of $3,500,000.00, which was further modified and extended by seven
(7) separate amendments to the Modified Revolving Note executed by DMS and AmSouth on December ____, 2000, December 15, 2002, July 11, 2003, January 4, 2004, April 16, 2004, July 16, 2004, and October

29, 2004 (the Renewal Promissory Note (Overline Facility) and all amendments, modifications and extensions thereto are herein referred to collectively as the "Overline Note"); and

      WHEREAS, pursuant to the terms of the Fifth Amendment, in order to renew, reduce, modify, extend and replace the December 15, 2002 Reduced and Modified Renewal Revolving Promissory Note dated in the amount of $4,500,000.00 and executed by DMS (as amended, modified and extended pursuant to five (5) separate amendments executed by DMA and Amsouth on July 11, 2003, August 2, 2003, January 9, 2004, April 16, 2004 and July 11, 2004,) which Reduced and Modified Renewal Revolving Promissory Note replaced the December 27, 1996 Revolving Promissory
Note in the amount of $10,000,000.00 as set forth in the Master Amendment, DMS executed a Replacement Reduced and Modified Renewal Revolving Promissory Note in the principal amount of $2,500,000.00 on October 29, 2004, (the Replacement Modified Renewal Revolving Promissory Note and all subsequent amendments, modifications and extensions thereto are herein referred to collectively as the "Modified Revolving Note") (the NC Bridge Loan Note, the Overline Note and the Modified Revolving Note are herein sometimes referred to collectively as the "Notes"); and

      WHEREAS, the Notes matured on January 29, 2005, and Debtors have failed to satisfy the indebtedness arising thereunder; and

      WHEREAS, DH is being formed as a new entity in order to acquire real property and certain other assets located in Hartford, Alabama (the "DH Property") and has requested that AmSouth consent to a loan in the approximate amount of $3,700,000.00 from GMAC to acquire the DH Property (the "DH Acquisition Loan"); and

      WHEREAS, AmSouth has agreed that DH may acquire the DH Property and has assented to the DH Acquisition Loan in consideration of DH being joined as a Debtor to the Master Amendment and all Loan Documents as therein defined, and upon such other conditions as more specifically set forth herein; and

      WHEREAS, the Letters of Credit as defined in the Master Amendment have expired and, subsequent to the execution of the Master Amendment, AmSouth issued Letter of Credit Number 01814184 in favor of Employers Insurance of Wausau for the account of DMS, in the amount of $375,000.00 (the "Wausau Letter of Credit"), which remains issued and outstanding and the parties desire to amend the Master Amendment to reflect these modifications; and

      WHEREAS, subsequent to the execution of the Master Amendment, DLC became the owner of six (6) nursing facilities in the state of Texas, previously owned by Texas Diversicare Limited Partnership ("TDLP"), (the "Texas Properties"), and DLC executed Deeds of Trust to AmSouth as security for the Indebtedness (the "Texas Deeds of Trust"), two (2) of which Texas Deeds of Trust were released by AmSouth subsequent to the sale of the Texas Properties located in Refugio County, Texas and Goliad County, Texas, and the parties desire to amend the Master Amendment to reflect these modifications; and

      WHEREAS, subsequent to the execution of the Master Amendment, GMAC by separate Loan Agreements dated March 29, 2001, GMAC made a $4,709,000.00 loan to DWH (as modified or amended, the "DWH Loan") a $2,913,000.00 loan to DP (as modified or amended, the "DP Loan") for the acquisition of certain skilled nursing homes (the DH Loan, the DWH Loan and the DP Loan being herein referred to as the "New Project Loans")

      WHEREAS, the Indebtedness and Loan Documents are fully enforceable and are not subject to any defense or counterclaim, or any claim of setoff or recoupment; and

      WHEREAS, the Debtors are presently in default of the Indebtedness and their respective obligations arising under the Loan Documents and Debtors have again represented to AmSouth that because of their financial conditions, they are unable to pay the full amount of their liability for the Indebtedness; and

      WHEREAS, AmSouth has agreed to further extend the maturity dates of the Notes and AmSouth has agreed to temporarily forbear from exercising its remedies upon default subject to the terms and conditions herein set forth; and

      WHEREAS, each of the parties acknowledges that it has been represented by counsel in connection with the negotiation and execution of this Agreement, that the same represents an arms-length transaction, and that each of the other parties has acted in good faith in the making of this Agreement; and

      WHEREAS, all terms capitalized herein, but not specially defined herein, are intended to have the meanings ascribed to them in the Loan Documents, unless the context clearly indicates otherwise; and

      WHEREAS, the parties stipulate and agree that the facts recited hereinabove are true and correct; and

      WHEREAS, the parties have agreed to modify the Indebtedness and Loan Documents, and have otherwise agreed all as more particularly set forth herein.

      NOW, THEREFORE, for and in consideration of the foregoing recitals (all of which are incorporated herein as agreements, representations, warranties or covenants of the Debtors), the payment of a commitment fee by Debtors to AmSouth as set forth below, of the mutual covenants and promises contained herein, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereby covenant, amend and agree as follows:

      1. The Modified Revolving Note is hereby amended to extend the Maturity Date from January 29, 2005 to January 26, 2006, and to reduce the maximum principal amount which may be advanced thereunder from $2,500,000.00 to $2,300,000.00, pursuant to the First Amendment to Replacement Reduced and Modified Renewal Revolving Promissory Note executed by DMS and AmSouth of even date herewith. The parties acknowledge that as of the effective date hereof, the outstanding balance of the Modified Revolving Note is $0.00.

      2. The NC Bridge Loan Note is hereby amended to change the Maturity Date defined therein from January 29, 2005 to January 29, 2006, and to modify the interest rate and the amount of the monthly payments due thereunder in accordance with the Eighth Amendment to Renewal Promissory Note executed by AmSouth and DALS of even date herewith. The parties agree that as of the effective date hereof, the principal balance of the NC Bridge Loan Note is $4,984,732.61.

      3. The Overline Note is hereby amended to change the Maturity Date defined therein from January 29, 2005 to January 29, 2006 and to modify the interest rate and the amount of the monthly payments due thereunder in accordance with the Eighth Amendment to Renewal Promissory Note (Overline Facility) executed by AmSouth and DMS of even date herewith. The parties agree that as of the effective date hereof, the principal balance of the Overline Note is $3,173,228.31.

      4. The Notes have been amended to include a new interest rate in the event of a default thereunder. Therefore, the Default Rate, as defined in the Master Credit and Security Agreement, is hereby deleted and the following language is substituted instead:

            The whole of the principal sum and, to the extent permitted by law, any accrued interest, shall bear, after default or maturity, interest at the lesser of (i) the highest lawful rate then in effect pursuant to applicable law, or (ii) the rate that is four percentage points (4%) in excess of Lender's Prime Rate, as it varies from time to time.

      5. The Letters of Credit, as defined in the Master Amendment, have expired. The parties acknowledge that the Wausau Letter of Credit shall remain issued and outstanding and will expire on July 4, 2005. As security for AmSouth's obligations arising under the Wausau Letter of Credit and under the terms of this Agreement, AmSouth shall have a first priority security interest in AmSouth Time Deposit Account Number 5329822777 in the name of Advocat, for so long as any Indebtedness remains outstanding.

            DH hereby joins in this Loan Agreement as a Subsidiary and Guarantor and joins in the Master Amendment as a Debtor. DH collaterally assigns and grants to AmSouth, as collateral security for all sums advanced by AmSouth pursuant to the Master Amendment, as amended and the Loan Documents, a security interest in all items of the property and interests in property, together with all proceeds and products thereof and all accessions thereto, as described in Exhibit A attached hereto.

            DH and all other Debtors expressly grant to AmSouth the right to file such UCC-1 financing statements and such other amendments and continuation statements as required by AmSouth to protect its security interest in the collateral herein described.

      6. DLC hereby collaterally assigns and grants to AmSouth, as collateral security for all sums advanced by AmSouth pursuant to the Master Amendment, as amended and the Loan Documents, a security interest in all items of the following described property and interests in property, together with all proceeds and products thereof and all accessions thereto, as applicable: All of its membership interest (being a 100% undivided interest) in Diversicare Hartford, LLC, a Delaware limited liability company. DLC expressly grants to AmSouth the right to file such UCC-1 financing statements and such other amendments and continuation statements as required by AmSouth to protect its security interest in the collateral herein described.

      7. Debtors acknowledge that Section 5.4 of the Master Credit and Security Agreement, requires that they obtain consent to the DH Loan from AmSouth AmSouth hereby consents to the DH Loan as set forth in this Agreement, but to no further extent and not otherwise.

      8. Debtors acknowledge that they are presently in default of the amended financial covenants appearing in Section 2 (c) of the Master Amendment. Debtors also acknowledge that they are presently in default of Section 5.1 (c)(iii) of the Master Credit and Security Agreement. Provided that there exists no other default under this Agreement or the Loan Documents, as amended, AmSouth expressly agrees to forbear from exercising its remedies under default of these amended financial covenants but only until January 29, 2006.

      9. Debtors represent to AmSouth that since they have no right to request advances or loans from GMAC under the Acquisition Line or the Acquisition Note, as defined in the Master Credit and Security Agreement, GMAC is not required to join in the execution of this document or to execute any of the Loan Documents now or hereafter executed by and between AmSouth and the Debtors or any of them. Debtors shall cause GMAC to execute any amendments or replacements to the Intercreditor Agreement dated December 27, 1996 and executed by AmSouth, GMAC and the Debtors, as subsequently amended (the "Intercreditor Agreement") as required by AmSouth in order to protect AmSouth's interests hereunder. Debtors acknowledge that the failure of GMAC to consent in writing to this Agreement or to the execution of such intercreditor agreement will not result in a waiver of any of the Debtors' obligations hereunder.

      10. All indebtedness and obligations now or hereafter owing to AmSouth by Advocat, DMS, DALS-NC, or any other of the Debtors, or any combination thereof, including but not limited to the Indebtedness, whether evidenced by the Wausau Letter of Credit remaining outstanding, the Overline Note, the NC Bridge Loan Note, or the Modified Revolving Note shall be guaranteed by all of Debtors and shall continue to be evidenced by the Additional Continuing Guaranty and Suretyship Agreements which shall continue in full force and effect.

      11. A default in any of the Loan Documents, this instrument, any additional instruments and documents executed pursuant hereto, or in any indebtedness or obligation now or hereafter owing by any, some or all of Debtors to AmSouth, shall, at the option of AmSouth, constitute a default in any or all of the Loan Documents or indebtedness now or hereafter owing by any, some or all of the Debtors to AmSouth, provided that as between AmSouth and GMAC the further provisions of the Intercreditor Agreement shall be applicable.

      12. Upon execution of this Amendment, Advocat shall pay a commitment fee to AmSouth in the total amount of $10,000.00 for the commitment and obligations of AmSouth.

      13. The Debtors hereby ratify and restate all of the covenants, warranties and representations contained in the Master Credit and Security Agreement, as amended, and the Master Amendment, as amended, as of the date hereof, and each hereby acknowledges and confirms that the terms and conditions of the Master Credit and Security Agreement, as amended, and the Master Amendment, as amended, remain in full force and effect. In addition, the Debtors ratify and restate the additional covenants set forth in Section 12 of the Third Amendment.

      14. Debtors further covenant and agree that, upon execution of this Agreement, they will cause to be paid all of the fees and expenses incurred by AmSouth, its agents, attorneys, accountants, appraisers, employees and representatives, pursuant to all actions contemplated by the Loan Documents no later than fifteen (15) days after presentment of invoices for such fees and expenses to Debtors by AmSouth. Failure of Debtors to timely pay such invoices shall constitute a default hereunder.

      15. The indebtedness evidenced by the Modified Revolving Note, the Overline Note, and the NC Bridge Loan Note, may be prepaid at any time without premium.

      16. The Master Credit and Security Agreement, as amended, and any other Loan Documents affected hereby, are amended to the extent necessary to conform such instruments and documents to the provisions set forth herein.

      17. Debtors hereby acknowledge and stipulate that none of them has any claims or causes of action against AmSouth of any kind whatsoever. Debtors hereby release AmSouth, and AmSouth's officers, directors, employees, representatives, agents, attorneys, accountants and consultants. from any and all claims, causes of action, demands and liabilities of any kind whatsoever, whether direct or indirect, fixed or contingent, liquidated or non-liquidated, disputed or undisputed, known or unknown, which Debtors, or any of them, has or which arises out of any acts or omissions occurring prior to the execution of this Agreement relating in any way to any event, circumstances, action or failure to act from the beginning of time to the execution of this Agreement.

      IN WITNESS WHEREOF, the parties hereto have executed this instrument to be effective January 29, 2005.

                                            AMSOUTH BANK, successor in interest
                                            by merger to First American National
                                            Bank

                                            By: /s/ Clark Cox
                                                --------------------------
                                                Clark Cox, Vice President

                                            DIVERSICARE MANAGEMENT SERVICES CO.,
                                            a Tennessee corporation

                                            By: /s/ L. Glynn Riddle, Jr.
                                                ------------------------
                                                L. Glynn Riddle, Jr.,
                                                Chief Financial Officer

                                            ADVOCAT INC., a Delaware corporation

                                            By: /s/ L. Glynn Riddle, Jr.
                                                ------------------------
                                                L. Glynn Riddle, Jr. Chief
                                                Financial Officer

                                            DIVERSICARE LEASING CORP.,
                                            a Tennessee corporation

                                            By: /s/ L. Glynn Riddle, Jr.
                                                ------------------------
                                                L. Glynn Riddle, Jr.,
                                                Chief Financial Officer

                                            ADVOCAT ANCILLARY SERVICES, INC.,
                                            a Tennessee corporation

                                            By: /s/ L. Glynn Riddle, Jr.
                                                ------------------------
                                                L. Glynn Riddle, Jr.,
                                                Chief Financial Officer

                                            DIVERSICARE GENERAL PARTNER, INC.,
                                            a Texas corporation

                                            By: /s/ L. Glynn Riddle, Jr.
                                                ------------------------
                                                L. Glynn Riddle, Jr.,
                                                Chief Financial Officer

                                            FIRST AMERICAN HEALTH CARE, INC.,
                                            an Alabama corporation

                                            By: /s/ L. Glynn Riddle, Jr.
                                                ------------------------
                                                L. Glynn Riddle, Jr.,
                                                Chief Financial Officer

                                            ADVOCAT FINANCE, INC.,
                                            a Delaware corporation

                                            By: /s/ L. Glynn Riddle, Jr.
                                                ------------------------
                                                L. Glynn Riddle, Jr.,
                                                Chief Financial Officer

                                DIVERSICARE LEASING CORP. OF ALABAMA,
                                INC., an Alabama corporation

                                By: /s/ L. Glynn Riddle, Jr.
                                    ------------------------
                                    L. Glynn Riddle, Jr.,
                                    Chief Financial Officer

                                ADVOCAT DISTRIBUTION SERVICES, INC.,
                                a Tennessee corporation

                                By: /s/ L. Glynn Riddle, Jr.
                                    ------------------------
                                    L. Glynn Riddle, Jr.,
                                    Chief Financial Officer

                                DIVERSICARE ASSISTED LIVING SERVICES,
                                INC., a Tennessee corporation

                                By: /s/ L. Glynn Riddle, Jr.
                                    ------------------------
                                    L. Glynn Riddle, Jr.,
                                    Chief Financial Officer

                                DIVERSICARE ASSISTED LIVING SERVICES,
                                INC, LLC, a Tennessee limited liability company

                                By: /s/ L. Glynn Riddle, Jr.
                                    ------------------------
                                    L. Glynn Riddle, Jr.,
                                    Chief Financial Officer

                                DIVERSICARE ASSISTED LIVING SERVICES
                                INC I, LLC, a Delaware limited liability company

                                By: /s/ L. Glynn Riddle, Jr.
                                    ------------------------
                                    L. Glynn Riddle, Jr.,
                                    Chief Financial Officer

                               DIVERSICARE ASSISTED LIVING SERVICES
                               INC II, LLC, a Delaware limited liability company

                               By: /s/ L. Glynn Riddle, Jr.
                                   ------------------------
                                   L. Glynn Riddle, Jr.,
                                   Chief Financial Officer

                               STERLING HEALTH CARE MANAGEMENT, INC.,
                               a Kentucky corporation

                               By: /s/ L. Glynn Riddle, Jr.
                                   ------------------------
                                   L. Glynn Riddle, Jr.,
                                   Chief Financial Officer

                               DIVERSICARE AFTON OAKS, LLC,
                               a Delaware limited liability company

                               By: /s/ L. Glynn Riddle, Jr.
                                   ------------------------
                                   L. Glynn Riddle, Jr.,
                                   Chief Financial Officer

                               DIVERSICARE GOOD SAMARITAN, LLC,
                               a Delaware limited liability company

                               By: /s/ L. Glynn Riddle, Jr.
                                   ------------------------
                                   L. Glynn Riddle, Jr.,
                                   Chief Financial Officer

                               DIVERSICARE PINEDALE, LLC,
                               a Delaware limited liability company

                               By: /s/ L. Glynn Riddle, Jr.
                                   ------------------------
                                   L. Glynn Riddle, Jr.,
                                   Chief Financial Officer

                                            DIVERSICARE WINDSOR HOUSE, LLC,
                                            a Delaware limited liability company

                                            By: /s/ L. Glynn Riddle, Jr.
                                                ------------------------
                                                L. Glynn Riddle, Jr.,
                                                Chief Financial Officer

                                            DIVERSICARE HARTFORD, LLC,
                                            a Delaware limited liability company

                                            By: /s/ L. Glynn Riddle, Jr.
                                                ------------------------
                                                L. Glynn Riddle, Jr.,
                                                Chief Financial Officer

                                    EXHIBIT A

      The following described property and interests in property, together with all proceeds and products thereof and all accessions thereto, as applicable:

a. All of the right, title and interest of the Debtor in and to the accounts receivable of the Debtor, whether now existing or hereafter arising.

b. All of the right, title and interest of the Debtor in and to all equipment, furnishings, and furniture of the Debtor, whether now owned or hereafter acquired, provided, however, (i) those of such items which are located at the GMAC-Financed Facilities financed under the NCI Loan and the NCII Loan, and financed, now or hereafter under the Acquisition Line of GMAC Commercial Mortgage Corporation ("GMAC") or under the New Project Loans shall not be First American Priority Collateral and shall be subject to the prior security interest of GMAC; and (ii) such security interest shall not include equipment leased by the Debtor.

c. All of the general intangibles and other personal property of the Debtor, whether now existing or hereafter acquired or arising, provided, however, those of such items which are located at the GMAC-Financed Facilities financed under the NCI Loan and The NC II Loan, and financed now or hereafter under the Acquisition Line of GMAC, or under the New Project Loans shall not be First American Priority Collateral and shall be subject to the prior security interest of GMAC.

d. All of the right, title and interest of the Debtor in and to all inventory, whether now owned or hereafter acquired, provided, however, those of such items which are located at the GMAC-Financed Facilities financed under the NCI Loan and the NCII Loan and financed now or hereafter under the Acquisition Line of GMAC, or under the New Project Loans shall not be First American Priority Collateral and shall be subject to the prior security interest of GMAC.

e. All of the proceeds therefrom, including, without limitation, all proceeds of policies of insurance on any of the foregoing, provided, with respect to the proceeds located at, or arising from the operation of, GMAC-Financed Facilities financed under the NCI Loan and the NCII Loan and financed, now or hereafter, under the Acquisition Line of GMAC, or under the New Project Loans Secured Party shall have a second priority security interest in such proceeds, subject only to the security interest in favor of GMAC.

      "Projects," "Acquisition Line," "First American Priority Collateral," "NCI Loan" and "NC II Loan" are defined as set forth in the Master Credit and Security Agreement dated as of December 27, 1996, as amended, or the Intercreditor Agreement dated December 27, 1996, as amended, executed between Secured Party, GMAC, Debtor and affiliates of Debtor. "GMAC Financed Facilities" is defined in the Third Amendment to the Intercreditor Agreement executed between Secured Party, GMAC, Debtor and affiliates of Debtor on March 16, 2001. "New Project Loans" is defined in that Sixth Amendment to Master Amendment dated effective January 29, 2005.